Income Taxes (Details 1) - USD ($)	Dec. 31, 2019	Dec. 31, 2018
Current deferred tax assets/(liabilities):
State taxes	$ 336	$ 345
Capitalized research and development costs	0	10,327
Other	112,222	187,377
Net operating loss	6,434,544	5,104,432
Gross deferred tax assets	6,547,102	5,302,481
Valuation allowance	(6,206,450)	(5,302,481)
Net deferred tax assets	340,652	0
Note discount	340,652	0
Total deferred tax liabilities	340,652	0
Net deferred tax assets	$ 0	$ 0